Ordinary Shares	12 Months Ended
Dec. 31, 2021
Ordinary Shares
Ordinary Shares

19. Ordinary Shares

On September 22, 2017, the Group completed its initial public offering of 4,250,000 Class A ordinary shares, at a public offering price of US$26 per share. The net proceeds received were US$100,844 (or RMB664,464).

Concurrently upon the completion of the Company’s IPO, the Company issued 769,231 and 384,615 Class A ordinary shares to Gold Ease Global Limited and YTL Cayman Limited, respectively, in a private placement at a price of US$26 per share. Proceeds from such issuance of ordinary shares were USD30,000 (or RMB197,697).

Following the completion of the Group’s IPO, the Company’s authorized share capital was reclassified and re-designated into Class A ordinary shares and Class B ordinary shares, with each Class A ordinary share being entitled to one vote and each Class B ordinary share being entitled to twenty votes on all matters that are subject to shareholder vote. Each Class B ordinary share is convertible into one Class A ordinary share at any time. Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances. Both Class A ordinary shares and Class B ordinary shares are entitled to the same dividend right. The holders of the Group’s ordinary shares are entitled to such dividends as may be declared by the Board subject to the Companies Law.

In June 2020, the Company issued 10,204,082 Class A ordinary shares pursuant to a share purchase agreement with Qudian Inc.(“Qudian”), a US listing company and a leading technology platform empowering the enhancement of online consumer credit experience in China. The net proceeds received were US$99,203(or RMB703,774).

As of December 31, 2020 and 2021, there were 28,754,852 and 6,571,429 Class A and Class B ordinary shares outstanding.

As of December 31, 2020 and 2021, all Class B ordinary shares were held by the Chairman and CEO of the Group.